Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
December 31, 2022
FBF-Y60-NPRT3-0323
1.9892482.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.29% to 4.39% 1/5/23 to 3/30/23 (b) (Cost $447,927)	450,000	448,024

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	3,187,263	31,808,888
Fidelity Series Commodity Strategy Fund (c)	20,587	2,168,647
Fidelity Series Large Cap Growth Index Fund (c)	1,483,073	20,065,978
Fidelity Series Large Cap Stock Fund (c)	1,345,051	22,233,687
Fidelity Series Large Cap Value Index Fund (c)	2,998,671	41,351,680
Fidelity Series Small Cap Opportunities Fund (c)	869,392	10,145,809
Fidelity Series Small Capital Core Fund (c)	7,190	70,389
Fidelity Series Value Discovery Fund (c)	1,031,722	15,228,215
TOTAL DOMESTIC EQUITY FUNDS (Cost $155,876,081)		143,073,293

International Equity Funds - 41.8%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	652,252	8,564,074
Fidelity Series Emerging Markets Fund (c)	523,679	4,053,278
Fidelity Series Emerging Markets Opportunities Fund (c)	2,336,170	36,490,972
Fidelity Series International Growth Fund (c)	1,334,496	19,029,915
Fidelity Series International Index Fund (c)	773,902	7,932,499
Fidelity Series International Small Cap Fund (c)	397,014	5,891,689
Fidelity Series International Value Fund (c)	1,891,284	18,969,583
Fidelity Series Overseas Fund (c)	1,748,149	18,984,895
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $133,075,537)		119,916,905

Bond Funds - 7.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	34,667	266,935
Fidelity Series Emerging Markets Debt Fund (c)	204,066	1,497,842
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	56,958	494,969
Fidelity Series Floating Rate High Income Fund (c)	32,218	282,877
Fidelity Series High Income Fund (c)	184,539	1,487,386
Fidelity Series Long-Term Treasury Bond Index Fund (c)	2,796,196	16,385,707
Fidelity Series Real Estate Income Fund (c)	58,984	556,805
TOTAL BOND FUNDS (Cost $25,876,864)		20,972,521

Short-Term Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	472,289	472,383
Fidelity Series Government Money Market Fund 4.35% (c)(e)	561,058	561,058
Fidelity Series Short-Term Credit Fund (c)	3,589	34,275
Fidelity Series Treasury Bill Index Fund (c)	155,173	1,543,975
TOTAL SHORT-TERM FUNDS (Cost $2,612,086)		2,611,691

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $317,888,495)	287,022,434
NET OTHER ASSETS (LIABILITIES) - 0.0%	60,939
NET ASSETS - 100.0%	287,083,373

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	40	Mar 2023	4,491,875	(11,233)	(11,233)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	7	Mar 2023	755,508	(5,628)	(5,628)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	13	Mar 2023	1,746,063	3,874	3,874

TOTAL PURCHASED					(12,987)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	11	Mar 2023	2,123,550	59,312	59,312
MSCI EAFE Index Future (United States)	14	Mar 2023	1,364,580	22,001	22,001
MSCI Emerging Markets Index Future (United States)	20	Mar 2023	959,400	9,053	9,053

TOTAL SOLD					90,366

TOTAL FUTURES CONTRACTS					77,379
The notional amount of futures purchased as a percentage of Net Assets is 2.5%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $448,024.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	49,764	2,615,566	2,192,947	4,528	-	-	472,383	0.0%
Total	49,764	2,615,566	2,192,947	4,528	-	-	472,383

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	235,281	103,095	17,494	16,413	(601)	(53,346)	266,935
Fidelity Series Blue Chip Growth Fund	25,385,337	17,608,661	1,856,229	966,306	(660,087)	(8,668,794)	31,808,888
Fidelity Series Canada Fund	7,670,030	3,344,063	1,190,444	266,860	(82,068)	(1,177,507)	8,564,074
Fidelity Series Commodity Strategy Fund	3,475,997	3,472,640	2,423,655	2,068,832	(586,768)	(1,769,567)	2,168,647
Fidelity Series Corporate Bond Fund	252,486	20,391	259,341	1,134	(14,331)	795	-
Fidelity Series Emerging Markets Debt Fund	1,147,139	525,278	44,896	55,032	(6,287)	(123,392)	1,497,842
Fidelity Series Emerging Markets Debt Local Currency Fund	387,697	149,576	32,549	-	(5,772)	(3,983)	494,969
Fidelity Series Emerging Markets Fund	3,243,263	1,728,614	362,341	100,444	(100,028)	(456,230)	4,053,278
Fidelity Series Emerging Markets Opportunities Fund	29,863,515	15,067,636	3,834,728	865,394	(1,560,757)	(3,044,694)	36,490,972
Fidelity Series Floating Rate High Income Fund	234,289	115,628	56,054	12,237	(1,379)	(9,607)	282,877
Fidelity Series Government Bond Index Fund	369,704	27,483	385,576	789	(12,868)	1,257	-
Fidelity Series Government Money Market Fund 4.35%	-	791,062	230,004	2,739	-	-	561,058
Fidelity Series High Income Fund	1,423,597	536,123	306,231	66,276	(28,465)	(137,638)	1,487,386
Fidelity Series International Growth Fund	15,345,635	7,083,727	1,229,138	638,151	(265,099)	(1,905,210)	19,029,915
Fidelity Series International Index Fund	6,514,071	2,892,398	870,258	204,947	(86,904)	(516,808)	7,932,499
Fidelity Series International Small Cap Fund	4,784,802	2,185,771	178,584	345,373	(60,561)	(839,739)	5,891,689
Fidelity Series International Value Fund	15,496,049	7,205,910	2,609,940	624,939	(165,450)	(956,986)	18,969,583
Fidelity Series Investment Grade Bond Fund	390,410	30,320	405,463	1,433	(16,461)	1,194	-
Fidelity Series Investment Grade Securitized Fund	261,605	20,260	274,508	573	(8,102)	745	-
Fidelity Series Large Cap Growth Index Fund	15,997,698	9,693,606	1,303,677	243,129	(107,303)	(4,214,346)	20,065,978
Fidelity Series Large Cap Stock Fund	17,845,603	9,127,352	2,334,280	1,211,973	(231,427)	(2,173,561)	22,233,687
Fidelity Series Large Cap Value Index Fund	34,162,271	14,460,060	3,616,737	1,457,706	(168,787)	(3,485,127)	41,351,680
Fidelity Series Long-Term Treasury Bond Index Fund	12,597,211	8,177,914	984,500	286,400	(205,512)	(3,199,406)	16,385,707
Fidelity Series Overseas Fund	15,429,188	6,722,598	1,103,638	336,068	(223,637)	(1,839,616)	18,984,895
Fidelity Series Real Estate Income Fund	837,607	432,494	574,591	61,955	(49,266)	(89,439)	556,805
Fidelity Series Short-Term Credit Fund	-	34,105	-	100	-	170	34,275
Fidelity Series Small Cap Opportunities Fund	8,585,174	3,623,357	781,592	457,514	(97,631)	(1,183,499)	10,145,809
Fidelity Series Small Capital Core Fund	-	70,389	-	-	-	-	70,389
Fidelity Series Treasury Bill Index Fund	-	1,781,483	236,706	9,164	(237)	(565)	1,543,975
Fidelity Series Value Discovery Fund	12,630,067	5,502,287	1,885,820	778,098	(95,230)	(923,089)	15,228,215
	234,565,726	122,534,281	29,388,974	11,079,979	(4,841,018)	(36,767,988)	286,102,027

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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